Exhibit 99.1

BioDelivery Sciences Receives Patent Allowance Triggering

$15 Million Milestone Payment from Endo Pharmaceuticals

Patent extends exclusivity protection for BEMA Buprenorphine and

BEMA Buprenorphine/Naloxone through 2027

RALEIGH, N.C., and CHADDS FORD, PA — Feb. 16, 2012 - BioDelivery Sciences International, Inc. (Nasdaq: BDSI) announced the U.S. Patent and Trademark Office (USPTO) has issued a Notice of Allowance of BDSI’s patent application (No. 13/184306) that, once formally granted, will extend the exclusivity of the BioErodible MucoAdhesive (BEMA) drug delivery technology for BEMA Buprenorphine and BEMA Buprenorphine/Naloxone from 2020 to 2027.

A Notice of Allowance is issued when the USPTO has determined to grant a patent. Once the issue fee is paid, the final granting of the patent takes place, typically within a few months.

As a part of BDSI’s recently signed BEMA Buprenorphine licensing and development agreement with Endo Pharmaceuticals (Nasdaq: ENDP), BDSI is entitled to a milestone payment in the amount of $15 million upon the final granting of this patent.

“We are very pleased by the allowance of this patent application by the USPTO, that will not only provide non-dilutive capital to BDSI in the next couple months, but importantly extends the period of exclusivity, and thus the potential for a longer royalty stream, for BEMA Buprenorphine in its use for treating chronic pain following FDA approval and commercial launch,” stated Dr. Mark A. Sirgo, President and Chief Executive Officer of BDSI. “It is an added benefit that this patent upon granting will afford similar protection to BEMA Buprenorphine/Naloxone for the treatment of opioid dependence.”

“Endo is committed to serving as an integrated solutions provider for the development and commercialization of products focused on the management of pain,” said Dr. Ivan Gergel, M.D., executive vice president, R&D and chief scientific officer, Endo Pharmaceuticals. “And the allowance of the patent application is an exciting step in continuing Endo’s tradition of novel product development in the field of pain management.”

BDSI expects the final granting of the patent and associated payment of the $15 million milestone within the next few months.

About BioDelivery Sciences International

BioDelivery Sciences International (NASDAQ: BDSI) is a specialty pharmaceutical company that is leveraging its novel and proprietary patented drug delivery technologies to develop and commercialize, either on its own or in partnerships with third parties, new applications of proven therapeutics. BDSI is focusing on developing products to meet unmet patient needs in the areas of pain management and oncology supportive care. BDSI’s pain franchise currently consists of two products utilizing the patented BEMA technology. ONSOLIS (fentanyl buccal soluble film) is approved in the U.S., Canada, and the E.U. (where it will be marketed as

BREAKYL), for the management of breakthrough pain in opioid tolerant, adult patients with cancer. The commercial rights are licensed to Meda for all territories worldwide except for Taiwan (licensed to TTY Biopharm) and South Korea (licensed to Kunwha Pharmaceutical Co.). BDSI’s second pain product, BEMA Buprenorphine, is being developed for the treatment of moderate to severe chronic pain and is in development in a high dose formulation with naloxone for the treatment of opioid dependence. BEMA Buprenorphine for chronic pain is licensed on a worldwide basis to Endo Pharmaceuticals. Additional product candidates are being developed utilizing the BEMA technology for conditions such as nausea/vomiting (BEMA Granisetron). BDSI’s headquarters is located in Raleigh, North Carolina. For more information, visit www.bdsi.com.

BDSI® and BEMA® are registered trademarks of BioDelivery Sciences International, Inc. ONSOLIS® is a registered trademark of Meda Pharmaceuticals, Inc. BREAKYL is registered trademark of Meda Pharma GmbH & Co. KG.

About Endo

Endo Pharmaceuticals Holdings is a U.S.-based, specialty healthcare solutions company with a diversified business model, operating in three key business segments - branded pharmaceuticals, generics and devices and services. We deliver an innovative suite of complementary products and services to meet the needs of patients in areas such as pain management, pelvic health, urology, endocrinology and oncology. For more information about Endo Pharmaceuticals Holdings and its businesses American Medical Systems, HealthTronics and Qualitest Pharmaceuticals, please visit http://www.endo.com/.

BDSI Cautionary Note on Forward-Looking Statements

This press release and any statements of representatives and partners of BioDelivery Sciences International, Inc. (the “Company”) related thereto contain, or may contain, among other things, certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve significant risks and uncertainties. Such statements may include, without limitation, statements with respect to the Company’s plans, objectives, projections, expectations and intentions and other statements identified by words such as “projects,” “may,” “will,” “could,” “would,” “should,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “potential” or similar expressions. These statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties, including those detailed in the Company’s filings with the Securities and Exchange Commission. Actual results (including, without limitation, the results (i) relating to the Company’s commercial partnership with Endo Pharmaceuticals (including the milestone payment due upon issuance of the patent described herein), (ii) of regulatory review of BEMA Buprenorphine and the payment of related milestone payments to the Company or (iii) sales results for BEMA Buprenorphine and resulting potential royalty payments to the Company) may differ significantly from those set forth in the forward-looking statements. These forward-looking statements involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond the Company’s control). The Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

Readers are cautioned that peak sales and market size estimates have been determined on the basis of market research and comparable product analysis, but no assurances can be given that such estimates are accurate or that such sales levels will be achieved, if at all.

Endo Safe Harbor Statement

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Statements including words such as “believes,” “expects,” “anticipates,” “intends,” “estimates,” “plan,” “will,” “may,” “look forward,” “intend,” “guidance,” “future” or similar expressions are forward-looking statements. Because these statements reflect our current views, expectations and beliefs concerning future events, these forward-looking statements involve risks and uncertainties. Investors should note that many factors, as more fully described under the caption “Risk Factors” in our Form 10-K, Form 10-Q and Form 8-K filings with the Securities and Exchange Commission and as otherwise enumerated herein or therein, could affect our future financial results and could cause our actual results to differ materially from those expressed in forward-looking statements contained in our Annual Report on Form 10-K. The forward-looking statements in this press release are qualified by these risk factors. These are factors that, individually or in the aggregate, could cause our actual results to differ materially from expected and historical results. We assume no obligation to publicly update any forward-looking statements, whether as a result of new information, future developments or otherwise.

BDSI Contacts:

Brian Korb

Senior Vice President

The Trout Group LLC

(646) 378-2923

bkorb@troutgroup.com

Al Medwar

Vice President, Marketing and Corporate Development

BioDelivery Sciences International, Inc.

919-582-9050

amedwar@bdsi.com

Endo Contacts:

Investors/Media	Media
Blaine Davis	Kevin Wiggins
(610) 459-7158	(610) 459-7281